                                                                    EXHIBIT 10.1

------------------------------------- ------------------------------- -----------------------------------
BROADVIEW MEDIA, INC. F/K/A           FIDELITY BANK
NORTHWEST TELEPRODUCTS, INC.          7600 PARKLAWN  AVENUE              Loan Number: 4112
4455 WEST 77TH STREET                 EDINA, MN 55435                    Date: August 31, 2001
MINNEAPOLIS, MN 55435                                                    Maturity Date: August 1, 2002
                                                                         Loan Amount:  $1,000,000.00
    BORROWER'S NAME AND ADDRESS         LENDER'S NAME AND ADDRESS        Renewal of: 4112
   "I", "ME" and "MY" MEANS EACH        "YOU AND "YOUR" MEANS THE
    BORROWER ABOVE, TOGETHER AND        LENDER, ITS SUCCESSORS AND
            SEPERATELY.                         ASSINGNS.

------------------------------------- ------------------------------- -----------------------------------

I promise to pay you, at your address listed above, the PRINCIPAL sum of ONE MILLION and NO/100 Dollars $ $1,000,000.00.

[ ] Single Advance: I will receive all of the loan amount on __________________.
    There will be no additional advances under this note.

[X] Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On August 31, 2001

        I will receive $ ________________________________ and future principal advances are permitted.

        Conditions: The conditions for future advances are _____________________

        ________________________________________________________________________

        _______________________________________________________________________.

        [X] Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on August 1, 2002

        [ ] Closed End Credit: You and I agree that I may borrow up to the maximum amount only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from August 31, 2001 at the rate of 7.000 % per year until FIRST CHANGE DATE.

[X] Variable Rate: This rate may then change as stated below.

        [X] Index Rate: The future rate will be 0.500 % over the following index rate: PRIME RATE ESTABLISHED BY U.S.BANK, N.A.

        [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

        [X] Frequency and Timing: the rate on this note may change as often as daily. A change in the interest rate will take effect on the same day.

        [X] Limitation: During the term of this loan, the applicable annual interest rate will not be more than _____________________% or less than 7.000 %. The rate may not change more than __________________% each _______________.
            Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

            [X] The amount of each scheduled      [X] The amount of the final
                payment will change.                  payment will change
            [ ]
               ________________________________________________________________.

ACCURAL METHOD: You will calculate interest on a  _______________________ basis.

POST MATURITY RATE: I agree to pay interest in the unpaid balance of this note owing after the maturity, and until paid in full, as stated below:

        [X] on the same fixed or variable rate basis in effect before maturity
            (as indicated above).

        [ ] at a rate equal to ________________________________________________.

[ ] LATE CHARGE: If I make a payment more than __________________ days after it is due, I agree to pay a late charge of _______________

    ___________________________________________________________________________.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following
    charges which       [ ] are      [ ] are not      included in the principal
    amount above: _____________________________________________________________.

[X] Authority: The interest rate and other charges for this loan are authorized by MINNESOTA STATUTES, CHAPTER 47.59.

PAYMENTS: I agree to pay this note as follows:

[X] Interest: I agree to pay accrued interest on demand, but if no demand is made then on the 1st day of each month beginning September 1, 2001.

[X] Principal: I agree to pay the principle on demand, but if no demand is made then on August 1, 2001

[ ] Installments: I agree to pay this note in _________________ payments.  The first payment will be $________________ and will be due ___________________.
    A payment of $ ____________________ will be due ____________________________
    ___________________________________________________________________________.
    The final payment of the entire unpaid balance of principle and interest will be due __________________________________.

ADDITIONAL TERMS:

THIS NOTE IS SECURED BY ALL ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT AND GENERAL INTANGIBLES NOW OWNED OR HEREAFTER ACQUIRED. THIS NOTE IS GUARENTEED.

------------------------------------------------------- -----------------------------------------------
[ ] SECURITY: This note is separately secured by        PURPOSE: The purpose of this loan is business:
    (describe separate document by type and date):      WORKING CAPITAL/RENEWAL.




(This section is for your internal use. Failure to
list a separate security document does not mean the
 agreement will not secure this note.)
------------------------------------------------------- -----------------------------------------------


Signature for Lender                       SIGNATURES: I AGREE TO THE TERMS OF
                                           THIS NOTE (INCLUDING. THOSE ON PAGE
                                           2). I have received a copy on
                                           today's date.

                                           BRODVIEW MEDIA, INC. F/K/A NORTHWEEST
                                           TELEPRODUCTION, INC



X______________________________________    By: _________________________________
 TODD WILLIAMS                                 KENNETH RITTERSPACH

------------------------------------- ----------------------------------- -------------------------------
BROADVIEW MEDIA, INC. F/K/A           FIDELITY BANK
NORTHWEST TELEPRODUCTS, INC.          7600 PARKLAWN  AVENUE               Loan Number: 4112
4455 WEST 77TH STREET                 EDINA, MN 55435                     Date: August 31,2001
MINNEAPOLIS, MN 55435                                                     Max. Credit Amt.:
                                                                          $1,000,000.00
    BORROWER'S NAME AND ADDRESS           LENDER'S NAME AND ADDRESS       Loan Ref. No. 4112
 "I" includes each borrower above,       "YOU" means the lender, its
       jointly and severally.              successors and assigns.

------------------------------------- ----------------------------------- -------------------------------


You have extended to me a line of credit in the AMOUNT of ONE MILLION and NO/100 $ 1,000,000.00.

You will make loans to me from time to time until 11:59 p.m. on August 1, 2002. Although the line of credit expired on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

        This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

   [ ] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

       a. I have borrowed the maximum amount available to me;
       b. This line of credit has expired;
       c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
       d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
       e.
          --------------------------------------------------------------------.

   [X] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ZERO and NO/100 $ ____________________.

Subject to the obligatory or discretionary limitations above, this line of credit is:

    [X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

    [ ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSARY NOTE: I will prepay any advances made according to this line of credit agreement as set out in the promissory note, I signed on August 31,2001 or any notes (s) I sign at a later time which represent advances under this agreement. The note (s) set (s) out the terms relating to maturity, interest rate, repayment and advances If indicated on the promissory note, the advances will be made as fallows:_____________________________________________________________________

   ____________________________________________________________________________.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note (s) entered into in accordance with this line of credit:

   [X] security agreement dated _________________  [X] GUARANTY BY CORPORATION
                                                       DATED 4/20/00

   [ ] mortgage dated ___________________________  [X] GUARANTY OF GENUINENESS
                                                       4/20/00

   [ ] guaranty dated ___________________________  [ ] ________________________

4. REMEDIES: If I am in default on the note (s) you may:

       a. take any action as provided in the related documents;
       b. without notice to me, terminate this line of credit.
          By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law, I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as ling as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, ion will do the following:

       a. maintain books and records of my operation relating to the need for this line of credit;
       b. permit you or any of your representatives to inspect and/or copy these records;
       c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
       d. permit you to make any advance payable to the seller (or seller and
          me) of any items being purchased with that advance;
       e.
          ____________________________________________________________________.

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of this state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                              SIGNATURES: I AGREE TO THE TERMS OF
                                            THIS CREDIT. I HAVE RECEIVED A COPY
                                            ON TODAY"S DATE.


_________________________________________   BROADVIEW MEDIA,INC. F/K/A NORTHWEST
                                            TELEPRODUCTIONS, INC.


Title: VICE PRESIDENT
       __________________________________   BY:_________________________________
                                               KENNETH RITTERSPACH